Supplement dated July 23, 2024
to the Prospectus and Summary Prospectus, as supplemented of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2023
On March 14, 2024, the Fund's Board of Trustees approved the addition of Summit Partners Public Asset Management, LLC (Summit Partners) to manage a portion of the Fund's assets, effective on or about July 24, 2024 (the Effective Date). Accordingly, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
As of the Effective Date, the following sections of the Fund's Prospectus and Summary Prospectus are hereby superseded and replaced with the following:
The second sentence in the second paragraph under the caption “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's Prospectus is hereby superseded and replaced with the following:
The Fund’s Subadvisers are Allspring Global Investments, LLC (Allspring), Boston Partners Global Investors, Inc., dba Boston Partners (Boston Partners), and Summit Partners Public Asset Management, LLC (Summit Partners).
The third paragraph under the heading “Performance Information” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to read as follows.
The Fund’s performance prior to July 24, 2024, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to add the following:
Subadviser: Summit Partners Public Asset Management, LLC (Summit Partners)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Philip C. Furse	Manager and Portfolio Manager CIO – Public Equity, Summit Partners	Portfolio Manager	July 2024
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby revised to add the following:
The Summit Partners - Subadviser Sleeve
Summit Partners invests its sleeve of the Fund primarily in long and short positions in equity securities and derivatives, including forward contracts, futures, options and swaps, including basket swaps. Summit Partners may use derivatives in seeking to hedge long and short positions within the Summit Partners’ sleeve of the Fund, as well as for independent profit opportunities. Summit Partners may manage its sleeve of the Fund using leverage, typically through borrowings, including through the leverage embedded within derivatives, which are used at certain times to enhance the risk management of the sleeve.
Summit Partners may invest its sleeve of the Fund in companies of any market capitalization. Summit Partners targets companies that will generally operate in growth sectors of the broader economy. The Summit Partners sleeve may also invest in ETFs.
Summit Partners seeks to establish long positions in marketable securities of companies that Summit Partners believes demonstrate accelerating growth, improving margin structure or the opportunity to surpass consensus estimates – on earnings, revenues, or other metrics. Summit Partners seeks to establish short positions in its sleeve of the Fund in companies where Summit Partners has identified decelerating growth, deteriorating margin structure, an elevated probability to report below consensus earnings estimates, or an elevated probability that current growth rates may not be maintained, among other metrics. Summit Partners utilizes fundamental and technical screens in seeking to identify companies that may exhibit one or more of these characteristics and applies a fundamental research process to evaluate market potential and assess a management team’s ability to execute on its stated strategy.
The last paragraph under the subsection "The Investment Manager" in the "More Information About the Fund" section is hereby revised to add the following:
A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with Summit Partners is available in the Fund’s annual report to shareholders for the fiscal year ended April 30, 2024.
SUP284_04_014_(07/24)

The information under the subsection "Subadvisers" in the "More Information About the Fund" section is hereby revised to add the following:
Summit Partners, which has served as Subadviser to the Fund since July 24, 2024, is located at 222 Berkeley Street, Boston, MA 02116. Summit Partners, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Summit Partners, L.P., an affiliate of Summit Partners Public Asset Management, LLC, was established in 1984 and provides a broad range of investment strategies to meet the diverse requirements of its clients’ investment needs.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised to add the following:
Subadviser: Summit Partners Public Asset Management, LLC (Summit Partners)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Philip C. Furse	Manager and Portfolio Manager CIO – Public Equity, Summit Partners	Portfolio Manager	July 2024
Mr. Furse joined Summit Partners in 2015. Mr. Furse began his investment career in 1995 and earned an A.B. in Economics from Harvard University and an M.B.A in Finance from Kellogg School of Management.
Shareholders should retain this Supplement for future reference.

SUP284_04_014_(07/24)